                                                                    EX-99.(d)(4)

                                   APPENDIX A

                      WELLS CAPITAL MANAGEMENT INCORPORATED
                        INVESTMENT SUB-ADVISORY AGREEMENT

                             WELLS FARGO FUNDS TRUST

                        Adjustable Rate Government Fund*
                         Aggressive Allocation Fund/1/
                                Asia Pacific Fund
                      California Limited-Term Tax-Free Fund
                            California Tax-Free Fund
                     California Municipal Money Market Fund
                     California Municipal Money Market Trust
                               Capital Growth Fund
                        Cash Investment Money Market Fund
                               Classic Value Fund*
                             Colorado Tax-Free Fund
                                Common Stock Fund
                          Conservative Allocation Fund
                                Core Equity Fund*
                         Disciplined Global Equity Fund*
                           Disciplined U.S. Core Fund*
                             Disciplined Value Fund*
                                 Discovery Fund
                        Diversified Capital Builder Fund*
                        Diversified Income Builder Fund*
                        Emerging Markets Equity Fund/2/
                       Emerging Markets Equity Fund II/3/
                              Endeavor Select Fund
                                 Enterprise Fund
                             Equity Income Fund/4/
                           Global Opportunities Fund*

----------
* In connection with the reorganization with the Evergreen family of funds, on December 18, 2009 and January 11, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the establishment of new Wells Fargo Advantage shell funds to become effective on July 9, 2010 (fixed income and money markets) and July 16, 2010 (equity and international funds).

/1/ On January 11, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Aggressive Allocation Fund into the Growth Balanced Fund. Subject to receipt of shareholder approval, the merger will become effective on July 16, 2010.

/2/ On January 11, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Emerging Markets Equity Fund to the Emerging Markets Equity Fund II. Subject to receipt of shareholder approval, the merger will become effective on July 16, 2010.

/3/ On January 11, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the establishment of the Emerging Markets Equity Fund II (shell fund) and the merger of the Emerging Markets Equity Fund into the shell fund. Subject to receipt of shareholder approval, the merger will become effective on July 16, 2010. At that time, the shell fund will change its name to the Emerging Markets Equity Fund.

/4/ On January 11, 2010 the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Equity Income Fund to the Disciplined Value Fund. Upon shareholder approval, the merger will become effective July 16, 2010.

                          Government Money Market Fund
                           Government Securities Fund
                              Growth Balanced Fund
                                   Growth Fund
                           Growth Opportunities Fund*
                                Health Care Fund*
                           Heritage Money Market Fund
                                High Income Fund
                              High Yield Bond Fund*
                                Income Plus Fund
        Index Asset Allocation Fund (formerly, the Asset Allocation Fund)
                         Intermediate Tax/AMT-Free Fund
                              Large Cap Growth Fund
                   Managed Account CoreBuilder Shares Series G
                   Managed Account CoreBuilder Shares Series M
                          Mid Cap Disciplined Fund/5/
                               Mid Cap Growth Fund
                           Minnesota Money Market Fund
                             Minnesota Tax-Free Fund
                             Moderate Balanced Fund
                                Money Market Fund
                               Money Market Trust
                               Municipal Bond Fund
                  Municipal Cash Management Money Market Fund*
                           Municipal Money Market Fund
                       National Tax-Free Money Market Fund
                      National Tax-Free Money Market Trust
                     New Jersey Municipal Money Market Fund*
                      New York Municipal Money Market Fund*
                          North Carolina Tax-Free Fund*
                               Omega Growth Fund*
                                Opportunity Fund
                         Overland Express Sweep Fund/6/
                    Pennsylvania Municipal Money Market Fund*
                           Pennsylvania Tax-Free Fund*
                              Precious Metals Fund*
                       Premier Large Company Growth Fund*
                       Prime Investment Money Market Fund
                       Short Duration Government Bond Fund
                              Short-Term Bond Fund
                         Short-Term High Yield Bond Fund
                         Short-Term Municipal Bond Fund

----------
/5/ On January 11, 2010 the Board of Trustees of Wells Fargo Funds Trust approved the name change of the Mid Cap Disciplined Fund to the Special Mid Cap Value Fund effective July 16, 2010.

/6/ On January 11, 2010 the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Overland Express Sweep Fund into the Money Market Fund effective July 9, 2010.

                         Small Cap Disciplined Fund/7/
                              Small Cap Growth Fund
                              Small Cap Value Fund
                            Small Mid/Cap Value Fund
                     Specialized Financial Services Fund/8/
                          Special Small Cap Value Fund*
                            Strategic Income Fund/9/
                        Strategic Large Cap Growth Fund*
                         Strategic Municipal Bond Fund*
                       Traditional Small Cap Growth Fund*
                         Treasury Plus Money Market Fund
                          Ultra Short-Term Income Fund
                     Ultra Short-Term Municipal Income Fund
                              U.S. Value Fund/10/
                 WealthBuilder Conservative Allocation Portfolio
                         WealthBuilder Equity Portfolio
                         WealthBuilder Growth Allocation
                     WealthBuilder Growth Balanced Portfolio
                    WealthBuilder Moderate Balanced Portfolio
                     WealthBuilder Tactical Equity Portfolio
                             Wisconsin Tax-Free Fund
                         100% Treasury Money Market Fund

Most recent annual approval by the Board of Trustees: March 27, 2009 Appendix A amended: March 1, 2010

----------
/7/ On January 11, 2010 the Board of Trustees approved the sub-adviser change to the Small Cap Disciplined Fund, which is subject to shareholder approval. Upon shareholder approval, the sub-adviser change will become effective June 1, 2010.

/8/ On January 11, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Specialized Financial Services Fund into the Classic Value Fund. Subject to receipt of shareholder approval, the merger will become effective on July 16, 2010.

/9/ On January 11, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Strategic Income Fund into the High Income Fund. Subject to receipt of shareholder approval, the merger will become effective on July 9, 2010.

/10/ On January 11, 2010 the Board of Trustees of Wells Fargo Funds Trust approved the merger of the U.S. Value Fund to the Disciplined Value Fund. Subject to receipt of shareholder approval, the merger will become effective on July 16, 2010.

                                   SCHEDULE A

                      WELLS CAPITAL MANAGEMENT INCORPORATED
                        INVESTMENT SUB-ADVISORY AGREEMENT

                                  FEE AGREEMENT
                             WELLS FARGO FUNDS TRUST

     This fee agreement is made as of the 27th day of March, 2009, by and between Wells Fargo Funds Management, LLC (the "Adviser") and Wells Capital Management Incorporated (the "Sub-Adviser"); and

     WHEREAS, the parties and Wells Fargo Funds Trust (the "Trust") have entered into an Investment Sub-Advisory Agreement ("Sub-Advisory Agreement") whereby the Sub-Adviser provides investment management advice to each series of the Trust as listed in Appendix A to the Sub-Advisory Agreement (each a "Fund" and collectively the "Funds").

     WHEREAS, the Sub-Advisory Agreement provides that the fees to be paid to the Sub-Adviser are to be as agreed upon in writing by the parties.

     NOW THEREFORE, the parties agree that the fees to be paid to the Sub-Adviser under the Sub-Advisory Agreement shall be calculated as follows on a monthly basis by applying the annual rates described in this Schedule A to Appendix A for each Fund listed in Appendix A.

     The Sub-Adviser shall receive a fee as described in this Schedule A to Appendix A of the assets of the Aggressive Allocation Fund, Conservative Allocation Fund, Growth Balanced Fund and Moderate Balanced Fund and from each WealthBuilder Portfolio for providing services with respect to which Master Trust Portfolios (or, in the case of the WealthBuilder Portfolios, other unaffiliated funds) these Funds will invest in and the percentage to allocate to each Master Portfolio or unaffiliated fund in reliance on Section 12(d)(1)(G) under the Act, the rules thereunder, or order issued by the Commission exempting the Fund from the provisions of Section 12(d)(1)(A) under the Act (a "Fund of Funds structure").

     The net assets under management against which the foregoing fees are to be applied are the net assets as of the first business day of the month. If this fee agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this agreement is in effect shall be subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month. If the determination of the net asset value is suspended as of the first business day of the month, the net asset value for the last day prior to such suspension shall for this purpose be deemed to be the net asset value on the first business day of the month.

                                   SCHEDULE A

                      WELLS CAPITAL MANAGEMENT INCORPORATED
                        INVESTMENT SUB-ADVISORY AGREEMENT

                                  FEE AGREEMENT
                             WELLS FARGO FUNDS TRUST

                                               FEE AS % OF AVG. DAILY NET
FUNDS TRUST FUNDS                                       ASSETS
--------------------------------------------   --------------------------
Adjustable Rate Government Fund*               First 100M       0.20
                                               Next 200M        0.175
                                               Next 200M        0.15
                                               Over 500M        0.10

Aggressive Allocation Fund/1/                  First 250M       0.10
                                               Over 250M        0.05

Asia Pacific Fund                              First 100M       0.65
                                               Next 100M        0.55
                                               Over 200M        0.45

California Limited-Term Tax-Free Fund          First 100M       0.15
                                               Next 200M        0.10
                                               Over 300M        0.05

California Tax-Free Fund                       First 100M       0.20
                                               Next 200M        0.175
                                               Next 200M        0.15
                                               Over 500M        0.10

California Municipal Money Market Fund         First 1B         0.05
                                               Next 2B          0.03
                                               Next 3B          0.02
                                               Over 6B          0.01

California Municipal Money Market Trust                   0.00

Capital Growth Fund                            First 100M       0.35
                                               Next 100M        0.30
                                               Next 300M        0.20
                                               Over 500M        0.15

Cash Investment Money Market Fund              First 1B         0.05
                                               Next 2B          0.03
                                               Next 3B          0.02
                                               Over 6B          0.01

----------
* In connection with the reorganization with the Evergreen family of funds, on December 18, 2009 and January 11, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the establishment of new Wells Fargo Advantage shell funds to become effective on July 9, 2010 (fixed income and money markets) and July 16, 2010 (equity and international funds).

/1/ On January 11, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Aggressive Allocation Fund into the Growth Balanced Fund. Subject to receipt of shareholder approval, the merger will become effective on July 16, 2010.

                                               FEE AS % OF AVG. DAILY NET
FUNDS TRUST FUNDS                                       ASSETS
--------------------------------------------   --------------------------
Classic Value Fund*                            First 100M       0.35
                                               Next 100M        0.30
                                               Next 300M        0.20
                                               Over 500M        0.15

Colorado Tax-Free Fund                         First 100M       0.20
                                               Next 200M        0.175
                                               Next 200M        0.15
                                               Over 500M        0.10

Common Stock Fund                              First 100M       0.45
                                               Next 100M        0.40
                                               Over 200M        0.30

Conservative Allocation Fund                   First 250M       0.10
                                               Over 250M        0.05

Core Equity Fund*                              First 100M       0.35
                                               Next 100M        0.30
                                               Next 300M        0.20
                                               Over 500M        0.15

Disciplined Global Equity Fund*                First 200M       0.45
                                               Over 200M        0.40

Disciplined U.S. Core Fund*                    First 100M       0.25
                                               Next 200M        0.20
                                               Over 300M        0.15

Disciplined Value Fund*                        First 100M       0.25
                                               Next 200M        0.20
                                               Over 300M        0.15

Discovery Fund                                 First 100M       0.45
                                               Next 100M        0.40
                                               Over 200M        0.35

Diversified Capital Builder Fund*              First 100M       0.35
                                               Next 200M        0.30
                                               Next 200M        0.25
                                               Over 500M        0.20

Diversified Income Builder Fund*               First 100M       0.35
                                               Next 200M        0.30
                                               Next 200M        0.25
                                               Over 500M        0.20

Emerging Markets Equity Fund/2/                First 100M       0.65
                                               Next 100M        0.55
                                               Over 200M        0.45

Emerging Markets Equity Fund II/3/             First 100M       0.65
                                               Next 100M        0.55
                                               Over 200M        0.45

----------
/2/ On January 11, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Emerging Markets Equity Fund to the Emerging Markets Equity Fund II. Subject to receipt of shareholder approval, the merger will become effective on July 16, 2010.

/3/ On January 11, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the establishment of the Emerging Markets Equity Fund II (shell fund) and the merger of the Emerging Markets Equity Fund into the shell fund. Subject to receipt of shareholder approval, the merger will become effective on July 16, 2010. At that time, the shell fund will change its name to the Emerging Markets Equity Fund.

                                               FEE AS % OF AVG. DAILY NET
FUNDS TRUST FUNDS                                       ASSETS
--------------------------------------------   --------------------------
Endeavor Select Fund                           First 100M       0.35
                                               Next 100M        0.30
                                               Next 300M        0.20
                                               Over 500M        0.15

Enterprise Fund                                First 100M       0.45
                                               Next 100M        0.40
                                               Over 200M        0.30

Equity Income Fund/4/                          First 100M       0.35
                                               Next 100M        0.30
                                               Next 300M        0.20
                                               Over 500M        0.15

Global Opportunities Fund*                     First 100M       0.55
                                               Next 100M        0.50
                                               Over 200M        0.40

Government Money Market Fund                   First 1B         0.05
                                               Next 2B          0.03
                                               Next 3B          0.02
                                               Over 6B          0.01

Government Securities Fund                     First 100M       0.20
                                               Next 200M        0.175
                                               Next 200M        0.15
                                               Over 500M        0.10

Growth Balanced Fund                           First 250M       0.10
                                               Over 250M        0.05

Growth Fund                                    First 100M       0.35
                                               Next 100M        0.30
                                               Next 300M        0.20
                                               Over 500M        0.15

Growth Opportunities Fund*                     First 100M       0.45
                                               Next 100M        0.40
                                               Over 200M        0.35

Health Care Fund*                              First 100M       0.40
                                               Over 100M        0.35

Heritage Money Market Fund                     First 1B         0.05
                                               Next 2B          0.03
                                               Next 3B          0.02
                                               Over 6B          0.01

High Income Fund                               First 100M       0.35
                                               Next 200M        0.30
                                               Next 200M        0.25
                                               Over 500M        0.20

----------
/4/ On January 11, 2010 the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Equity Income Fund to the Disciplined Value Fund. Upon shareholder approval, the merger will become effective July 16, 2010. In addition, for an interim period following shareholder approval, the Equity Income Fund will convert from a gateway feeder fund to a stand-alone fund. The sub-advisory fees during this interim period of June 18, 2010 to July 16, 2010 are reflected in the chart above.

                                               FEE AS % OF AVG. DAILY NET
FUNDS TRUST FUNDS                                       ASSETS
--------------------------------------------   --------------------------
High Yield Bond Fund*                          First 100M       0.35
                                               Next 200M        0.30
                                               Next 200M        0.25
                                               Over 500M        0.20

Income Plus Fund                               First 100M       0.20
                                               Next 200M        0.175
                                               Next 200M        0.15
                                               Over 500M        0.10

Index Asset Allocation Fund (formerly,         First 100M       0.15
the Asset Allocation Fund)                     Next 100M        0.125
                                               Over 200M        0.10

Intermediate Tax/AMT-Free Fund                 First 100M       0.20
                                               Next 200M        0.175
                                               Next 200M        0.15
                                               Over 500M        0.10

Large Cap Growth Fund                          First 100M       0.35
                                               Next 100M        0.30
                                               Next 300M        0.20
                                               Over 500M        0.15

Managed Account CoreBuilder Shares Series G               0.00

Managed Account CoreBuilder Shares Series M               0.00

Mid Cap Disciplined Fund/5/                    First 100M       0.45
                                               Next 100M        0.40
                                               Over 200M        0.30

Mid Cap Growth Fund                            First 100M       0.45
                                               Next 100M        0.40
                                               Over 200M        0.30

Minnesota Money Market Fund                    First 1B         0.05
                                               Next 2B          0.03
                                               Next 3B          0.02
                                               Over 6B          0.01

Minnesota Tax-Free Fund                        First 100M       0.20
                                               Next 200M        0.175
                                               Next 200M        0.15
                                               Over 500M        0.10

Moderate Balanced Fund                         First 250M       0.10
                                               Over 250M        0.05

Money Market Fund                              First 1B         0.05
                                               Next 2B          0.03
                                               Next 3B          0.02
                                               Over 6B          0.01

Money Market Trust                                        0.00

----------
/5/ On January 11, 2010 the Board of Trustees of Wells Fargo Funds Trust approved the name change of the Mid Cap Disciplined Fund to the Special Mid Cap Value Fund effective July 16, 2010.

                                               FEE AS % OF AVG. DAILY NET
FUNDS TRUST FUNDS                                       ASSETS
--------------------------------------------   --------------------------
Municipal Bond Fund                            First 100M       0.20
                                               Next 200M        0.175
                                               Next 200M        0.15
                                               Over 500M        0.10

Municipal Cash Management Money Market Fund*   First 1B         0.05
                                               Next 2B          0.03
                                               Next 3B          0.02
                                               Over 6B          0.01

Municipal Money Market Fund                    First 1B         0.05
                                               Next 2B          0.03
                                               Next 3B          0.02
                                               Over 6B          0.01

National Tax-Free Money Market Fund            First 1B         0.05
                                               Next 2B          0.03
                                               Next 3B          0.02
                                               Over 6B          0.01

National Tax-Free Money Market Trust                      0.00

New Jersey Municipal Money Market Fund*        First 1B         0.05
                                               Next 2B          0.03
                                               Next 3B          0.02
                                               Over 6B          0.01

New York Municipal Money Market Fund*          First 1B         0.05
                                               Next 2B          0.03
                                               Next 3B          0.02
                                               Over 6B          0.01

North Carolina Tax-Free Fund*                  First 100M       0.20
                                               Next 200M        0.175
                                               Next 200M        0.15
                                               Over 500M        0.10

Omega Growth Fund*                             First 100M       0.35
                                               Next 100M        0.30
                                               Next 300M        0.20
                                               Over 500M        0.15

Opportunity Fund                               First 100M       0.45
                                               Next 100M        0.40
                                               Over 200M        0.30

Overland Express Sweep Fund/6/                 First 1B         0.05
                                               Next 2B          0.03
                                               Next 3B          0.02
                                               Over 6B          0.01

Pennsylvania Municipal Money Market Fund*      First 1B         0.05
                                               Next 2B          0.03
                                               Next 3B          0.02
                                               Over 6B          0.01

----------
/6/ On January 11, 2010 the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Overland Express Sweep Fund into the Money Market Fund effective July 9, 2010.

                                               FEE AS % OF AVG. DAILY NET
FUNDS TRUST FUNDS                                       ASSETS
--------------------------------------------   --------------------------
Pennsylvania Tax-Free Fund*                    First 100M       0.20
                                               Next 200M        0.175
                                               Next 200M        0.15
                                               Over 500M        0.10

Precious Metals Fund*                          First 100M       0.40
                                               Over 100M        0.35

Premier Large Company Growth Fund*             First 100M       0.35
                                               Next 100M        0.30
                                               Next 300M        0.20
                                               Over 500M        0.15

Prime Investment Money Market Fund             First 1B         0.05
                                               Next 2B          0.03
                                               Next 3B          0.02
                                               Over 6B          0.01

Short Duration Government Bond Fund            First 100M       0.15
                                               Next 200M        0.10
                                               Over 300M        0.05

Short-Term Bond Fund                           First 100M       0.15
                                               Next 200M        0.10
                                               Over 300M        0.05

Short-Term High Yield Bond Fund                First 100M       0.35
                                               Next 200M        0.30
                                               Next 200M        0.25
                                               Over 500M        0.20

Short-Term Municipal Bond Fund                 First 100M       0.15
                                               Next 200M        0.10
                                               Over 300M        0.05

Small Cap Disciplined Fund/7/                  First 100M       0.55
                                               Next 100M        0.50
                                               Over 200M        0.40

Small Cap Growth Fund                          First 100M       0.55
                                               Next 100M        0.50
                                               Over 200M        0.40

Small Cap Value Fund                           First 100M       0.55
                                               Next 100M        0.50
                                               Over 200M        0.40

Small Mid/Cap Value Fund                       First 100M       0.45
                                               Next 100M        0.40
                                               Over 200M        0.35

Specialized Financial Services Fund/8/         First 100M       0.45
                                               Next 100M        0.40
                                               Over 200M        0.30

----------
/7/ On January 11, 2010, the Board of Trustees of Wells Fargo Funds Trust approved a sub-adviser change and name change to the Small Cap Disciplined Fund. Subject to receipt of shareholder approval of the new sub-adviser, the fund name will change to the Intrinsic Small Cap Value Fund, effective June 1, 2010.

/8/ On January 11, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Specialized Financial Services Fund into the Classic Value Fund. Subject to receipt of shareholder approval, the merger will become effective on July 16, 2010.

                                               FEE AS % OF AVG. DAILY NET
FUNDS TRUST FUNDS                                       ASSETS
--------------------------------------------   --------------------------
Special Small Cap Value Fund*                  First 100M       0.55
                                               Next 100M        0.50
                                               Over 200M        0.40

Strategic Income Fund/9/                       First 100M       0.35
                                               Next 200M        0.30
                                               Next 200M        0.25
                                               Over 500M        0.20

Strategic Large Cap Growth Fund*               First 100M       0.35
                                               Next 100M        0.30
                                               Next 300M        0.20
                                               Over 500M        0.15

Strategic Municipal Bond Fund*                 First 100M       0.20
                                               Next 200M        0.175
                                               Next 200M        0.15
                                               Over 500M        0.10

Traditional Small Cap Growth Fund*             First 100M       0.55
                                               Next 100M        0.50
                                               Over 200M        0.40

Treasury Plus Money Market Fund                First 1B         0.05
                                               Next 2B          0.03
                                               Next 3B          0.02
                                               Over 6B          0.01

Ultra Short-Term Income Fund                   First 100M       0.15
                                               Next 200M        0.10
                                               Over 300M        0.05

Ultra Short-Term Municipal Income Fund         First 100M       0.15
                                               Next 200M        0.10
                                               Over 300M        0.05

U.S. Value Fund/10/                            First 100M       0.35
                                               Next 100M        0.30
                                               Next 300M        0.20
                                               Over 500M        0.15

WealthBuilder Conservative Allocation Portfolio           0.15

WealthBuilder Equity Portfolio                            0.15

WealthBuilder Growth Allocation Portfolio                 0.15

WealthBuilder Growth Balanced Portfolio                   0.15

WealthBuilder Moderate Balanced Portfolio                 0.15

WealthBuilder Tactical Equity Portfolio                   0.15

----------
/9/ On January 11, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Strategic Income Fund into the High Income Fund. Subject to receipt of shareholder approval, the merger will become effective on July 9, 2010.

/10/ On January 11, 2010 the Board of Trustees of Wells Fargo Funds Trust approved the merger of the U.S. Value Fund to the Disciplined Value Fund. Subject to receipt of shareholder approval, the merger will become effective on July 16, 2010.

                                               FEE AS % OF AVG. DAILY NET
FUNDS TRUST FUNDS                                       ASSETS
--------------------------------------------   --------------------------
Wisconsin Tax-Free Fund                        First 100M       0.20
                                               Next 200M        0.175
                                               Next 200M        0.15
                                               Over 500M        0.10

100% Treasury Money Market Fund                First 1B         0.05
                                               Next 2B          0.03
                                               Next 3B          0.02
                                               Over 6B          0.01

Most recent annual approval by the Board of Trustees: March 27, 2009 Schedule A amended: March 1, 2010

     The foregoing fee schedule is agreed to as of March 1, 2010 and shall remain in effect until changed in writing by the parties.

                                    WELLS FARGO FUNDS MANAGEMENT, LLC


                                    By:
                                       -----------------------------------------
                                           Andrew Owen
                                           Executive Vice President


                                    WELLS CAPITAL MANAGEMENT INCORPORATED


                                    By:
                                       -----------------------------------------
                                           Karen Norton
                                           Chief Operating Officer